INTERIM CONDENSED STATEMENTS OF CONSOLIDATED OPERATIONS - EUR (€) € in Thousands	6 Months Ended
	Jun. 30, 2021	Jun. 30, 2020
Revenues and other income
Revenues	€ 10	€ 37
Other income	1,309	1,411
Total revenues and other income	1,319	1,448
Research and development expenses	(15,506)	(13,077)
Selling, general and administrative expenses	(10,176)	(6,755)
Other operating income and expenses	(5,414)	0
Total operating expenses	(31,096)	(19,832)
Operating income (loss)	(29,778)	(18,384)
Financial income	2,511	234
Financial expenses	(3,152)	(2,428)
Financial income (loss)	(640)	(2,194)
Income tax	(2)	(1)
Net loss for the period	€ (30,420)	€ (20,579)
Basic loss per share (in euro per share)	€ (0.88)	€ (0.91)
Diluted loss per share (in euro per share)	€ (0.88)	€ (0.91)